SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        August 6, 2004 (August 5, 2004)
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
             ----------------------------------------------------
            (Exact name of Registrant as specified in its charter)


      Delaware                    0-22825                   22-3498533
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 (State of                 (Commission File No.)          (IRS Employer
 Incorporation)                                        Identification Number)


                              105 Carnegie Center
                           Princeton, NJ 08540-6215
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         (Address of principal executive offices, including zip code)


                                (609) 734-3700
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             (Registrant's telephone number, including area code)


                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure

         On August 5, 2004, RCN Corporation ("RCN" or the "Company") announced that RCN Cable TV of Chicago, Inc., an indirect subsidiary of RCN, filed a voluntary petition for reorganization under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District Court of New York. A copy of the press release is filed as an exhibit to this Report on Form 8-K and is incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 99.1 RCN Corporation Press Release dated August 5,
                  2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RCN Corporation


                                               By: /s/ Deborah M. Royster
                                                  -----------------------------
                                               Name:  Deborah M. Royster
                                               Title: Senior Vice President,
                                                      General Counsel and
                                                      Corporate Secretary

Date:  August 6, 2004

                                 EXHIBIT INDEX

Exhibit
   No.

99.1     RCN Corporation Press Release dated August 5, 2004.

                                                                  Exhibit 99.1

                                                           105 Carnegie Center
                                                           Princeton, NJ 08540

Contact:
         Barak Bar-Cohen, RCN Public Relations, 609-919-8144
         Jim Downing, RCN Investor Relations, 609-734-3718

         Restructuring Information:  www.rcntomorrow.com


 RCN Files Non-Operating Subsidiary in Chicago as Part of Restructuring Process
       Company Remains Committed to Its Chicago Customers and Employees


PRINCETON, N.J., August 5, 2004 - RCN Corporation ("RCN" or the "Company") announced today that RCN Cable TV of Chicago, Inc. ("CATV- Chicago), an indirect subsidiary of RCN Corporation, filed a voluntary petition for reorganization under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District Court of New York (the "Bankruptcy Court").

Today's filing is part RCN's ongoing efforts to modify its franchise agreements with the City of Chicago so that it can honor its commitment of continuing to grow and serve its approximately 100,000 customers in Chicago. Earlier this week, RCN also announced the launch of a new telephone service over the Internet to its Chicago customers. Chicago is the first of RCN's markets to launch this product and the first bundled provider to offer this product in the Chicago area.

"We remain committed to our customers and employees in our Chicago market. We are optimistic that the City will help us execute on our strategy to provide choice and competition for our customers," said Tom McKay, Assistant General Manager in Chicago. "Our entire team has worked tirelessly for the past year to upgrade our network and launch new products and services that our customers are asking for so that we can continue to offer them a better choice for their telecommunication needs in the City of Chicago."

Over the past 18 months, RCN has invested heavily in its Chicago market as part of its commitment to its current and growing customer base. RCN is in the process of completing the upgrade of its entire network to its approximately 300,000 household footprint that will be completed by October of this year. Recent product launches include a 7 Mbps cable modem product, voice service over the Internet, video on demand services, high-definition television service, and multiple bundle packages including its Digital City channel line-up and advanced channel guide.

RCN previously announced that its senior secured lenders and members of an ad hoc committee of holders of its Senior Notes had agreed to support a financial restructuring. The Company anticipates filing a plan of reorganization and related disclosure statement consistent with the financial restructuring, prior to the end of August 2004. As previously announced, the Company expects to consummate its restructuring process during the fourth quarter of 2004.

RCN anticipates no disruption of service to its customers as a result of this filing.

For additional information about the restructuring process, please visit: www.rcntomorrow.com.

About RCN Corporation
RCN Corporation (Pink Sheets: RCNCQ) is the nation's first and largest facilities-based competitive provider of bundled phone, cable and high speed internet services delivered over its own fiber-optic local network to consumers in the most densely populated markets in the U.S. RCN provides service in the Boston, New York, Eastern Pennsylvania, Chicago, San Francisco and Los Angeles metropolitan markets. RCN also holds a 50% LLC membership interest in Starpower, which serves the Washington, D.C. metropolitan area.

Where The Reader Can Find More Information
RCN, as a reporting company, is subject to the informational requirements of the Exchange Act and accordingly files its annual report on Form 10-K, which was filed on March 30, 2004, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. Materials filed with the SEC may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, RCN's public filings are maintained on the SEC's Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, RCN's annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practical after RCN has electronically filed such material with, or furnished it to, the SEC. Since September 30, 2003, all reports pursuant to the Exchange Act that RCN has filed with, or furnished to, the SEC have been timely posted on our website. The address of that website is www.rcn.com/investor/secfilings.php.

RCN Forward-Looking Statements

This press release contains forward-looking statements regarding future events and future performance of RCN that involve risks and uncertainties that could materially affect actual results. This information is qualified in its entirety by cautionary statements and risk factors disclosure contained in certain of RCN's Securities and Exchange Commission filings. For a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release, refer to documents that RCN files from time to time with the Securities and Exchange Commission.

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